NEW ENGLAND LIFE INSURANCE COMPANY

New England Variable Life Separate Account

Supplement dated October 10, 2025 to the

Prospectuses, as supplemented, dated

April 30, 1999, May 1, 2000, May 1, 2002, and April 30, 2012

Zenith Survivorship Life Plus

Zenith Survivorship Life

Zenith Executive Advantage 2000

Zenith Executive Advantage Plus

This supplement describes information about the variable life insurance policy listed above issued by New England Life Insurance Company (“we” or “us”).

Information for Zenith Executive Advantage 2000 and Zenith Executive Advantage Plus Policies

Please use the following telephone number to request a copy of the Eligible Fund prospectuses and their Statements of Additional Information: (800) 458-2654.

Information for Zenith Survivorship Life and Zenith Survivorship Life Plus Policies

Please use the following contact information to request a copy of the Eligible Fund prospectuses and their Statements of Additional Information and for policy transactions and inquiries: (800) 943-4377.

For Zenith Survivorship Life and Zenith Survivorship Life Plus Policies, the effective date is October 17, 2025, and we will continue to accept requests and inquiries at the old telephone number until 7:00 p.m. Eastern Time on November 17, 2025.

This change does not affect any of your contractual provisions. All rights and benefits you have with your policy remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE